Exhibit 99.1

Lehman Brothers CEO Energy/Power Conference September 6, 2005

Dean Taylor

Chairman, President and CEO

TIDEWATER

601 Poydras Street, Suite 1900 New Orleans, LA 70130 Phone: 504.568.1010 Fax: 504.566.4580 Web site address: www.tdw.com Email: connect@tdw.com

FORWARD-LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

“SAFEST COMPANY IN THE INDUSTRY”

Total Recordable Incident Rates

1.5 1 0.5 0

2000 2001 2002 2003 2004

Calendar Years

TIDEWATER EXXON/MOBIL DOW CHEMICAL BP

DUPONT

BEING SAFE ISN’T EASY

LOST TIME ACCIDENTS

20 16 12 8 4 0

18

10

9 8

5 5 4 1

1998 1999 2000 2001 2002 2003 2004 2005

FISCAL 2005 & FISCAL 2006 TO DATE HIGHLIGHTS

Continued improvement in safety record – only one offshore LTA in 26.5 million man hours during FY 2005 and none in FY 2006 thus far. Continued re-generation of Tidewater with new vessels.

Improved worldwide operating environment resulting in escalating vessel dayrates and net earnings.

July 2005 sale of six vessels resulting in $65.9 million gain.

July 2005 announcement of up to $120 million Share Repurchase Program. Positive impact of American Jobs Creation Act of 2004.

Continued overall financial strength – Current Debt to Total Cap of 16.6% (net debt/total cap of 11%).

40%+ growth in stock price.

HURRICANE KATRINA IMPACT

Operating base in Amelia, La. incurred very little damage – Is fully operational with internet and system connectivity.

Gulf of Mexico vessels are without damage and completely operational. Company personnel are accounted for and are being assigned to Amelia and Houston offices.

New Orleans office is not assessable at this time, but IT system is intact and fully operating in Houston.

Disaster Recovery Plan operating as designed.

No negative financial impact expected as insurance coverage should be sufficient to cover extraordinary costs.

9/30/05 Quarterly financial statements expected to be filed timely.

WHY A POSITIVE OUTLOOK

E&P spending up Rig count up

Favorable commodity prices Strong demand (China, India, etc.) Growth areas match Tidewater’s locations North Sea activity up Growing “new” fleet Boat sector typically late cycle story Favorable tax changes

OUR STRATEGY

Maintain and grow international market share Continue to improve domestic profitability Renew the fleet & assess opportunities for stacked fleet Be ready for the right acquisition Push dayrates to grow profits and cash flow Maintain financial strength

A STRONG GLOBAL PRESENCE

Active Vessel Count By Region

(excludes stacked vessels)

North America

64 (18%)

Central/ South America

91 (26%)

Europe/M.E.

40 (11%)

West Africa

112 (32%)

Far East

45 (13%)

Vessel count above excludes approximately 156 stacked vessels

MAINTAIN AND GROW INTERNATIONAL MARKET SHARE

Areas of Opportunity

78% of fiscal 2004 and 82% of fiscal 2005 revenue generated in international markets

INTERNATIONAL VESSEL

Dayrates and Utilization

UTILIZATION

80% 70% 60% 50% 40% 30% 20% 10% 0%

6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 $7,000 $6,500 $6,000 $5,500 $5,000

DAYRATE

International Dayrates $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000

New Vessels

Remaining Vessels

3/02 6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05

TIDEWATER
ODS-Petrodata Working Rig & Supply Vessels - USGOM
ODS Working Rigs
ODS Working PSV
ODS Working Rig Count
200
180
160
140
120
100
80
60
40
20
0
ODS Working PSV Count
400
350
300
250
200
150
100
Q1'90
Q2'91
Q3'92
Q4'93
Q1'95
Q2'96
Q3'97
Q4'98
Q1'00
Q2'01
Q3'02
Q4'03
Q1'05

DOMESTIC VESSEL

Dayrates and Utilization

UTILIZATION

70% 60% 50% 40% 30% 20% 10% 0%

6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 $7,500 $7,000 $6,500 $6,000 $5,500 $5,000 $4,500

DAYRATE

Domestic Dayrates $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000

New Vessels

Remaining Vessels

3/02 6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05

THE NEW FACE OF TIDEWATER

175’ Fast Supply Vessel Bonnette Tide

VS—480 Miss Jane Tide

UT-745 Russell Tide

207’ Bollinger PSV

Lousteau Tide

UT-755 Carline Tide

VS—486 John P Laborde

RENEW THE FLEET

WHY RENEW OUR WORLDWIDE FLEET

Vessel Count Average Age

In years

Deepwater Vessels 38 9

Towing 250 22

Supply/Supply

Crew/Utility 87 15

Offshore Tugs 58 26

Other 8 22

TOTAL 441 20

VESSEL COMMITMENTS POST JANUARY 2000

AHTS PSV CREW/ OTHER TOTAL

Phase One:

Deepwater Expansion 11 22 33

Phase Two:

U.S. Flagged Replacements 16 31 47

Phase Three:

Core Int. Replacements 17 15 32

TOTALS:

Vessels 28 38 46 112

$ Committed $562m $601m $165m $1,328m

* Excludes Ensco fleet acquisition effected April 1, 2003

FLEET AGE AND PROFIT CONTRIBUTION

Fiscal 2000 Fiscal 2005

Vessel Count Average Age Profit Contribution Vessel Count Average Age Profit Contribution

Vessels built

prior to 509 19 100% 344 24 70%

January 2000

Vessels built

or acquired

0 0% 95 4 30%

since January

2000

MINDFUL OF INDUSTRY FLEET TOTALS

Company Fleet Counts vs. Tidewater Dispositions (last 6 years)

600

500

400

300

200

100

0

563* Includes held for sale and joint venture vessels

212 *

109* Excludes sale of Seabulk to Seacor

83

54

25

259

216 Sold

43 Scrapped

Tidewater Seacor Seabulk Trico Gulfmark Hornbeck Tidewater Dispositions

101 vessels added to Tidewater fleet since January 2000

(excluding ENSCO acquisition and 11 vessels under construction)

MAINTAIN FINANCIAL STRENGTH

BALANCE SHEET

June March

(millions of dollars) 2005 2004

15

Cash $1,469 $18

Other Current Assets 236 207

PP&E 1,342

Other Assets 537 515

Total Assets $2,257 $2,082

Current Liabilities 86 72

Other Liabilities 707 644

Stockholders’ Equity 1,464 1,366

Total Liabilities & Equity $2,257 $2,082

Revolver Debt 95 25

Senior Notes Debt 300 300

Total Debt $395 $325

EARNINGS GROWTH in FY 2005 and 2006

(IN MILLIONS) 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05

Qtr Qtr Qtr Qtr Qtr

Vessel Revenue:

Domestic 28 30 29 31 35

International 122 131 141 144 150

150 161 170 175 185

Net Earnings 13 16 20 21 (1) 29

Diluted EPS .23 .29 .34 .36 (1) .50

(1) Exclusive of $31.8 million income tax benefit ($.55 per share) resulting from the American Jobs Creation Act of 2004

AMERICAN JOBS CREATION ACT OF 2004

(1) Eliminates shipping income from the definition of Sub-Part F income.

(2) Effect to Tidewater – Effective April 1, 2005, shipping income of foreign-owned affiliates will not be taxed in the U.S. until actually paid in the form of a dividend. Cash left in ownership of foreign affiliates or reinvested abroad in any activity will not be taxed.

(3) Effective tax rate should drop in fiscal 2006 to approximately 20%-26% from historic 32%-35%

(4) Tidewater recorded $31.8 million tax benefit already as of 3/31/05

OPERATING PROFITS VS STOCK PRICE

Operating Profit

Millions $40 $35 $30 $25 $20 $15 $10 $5 $0

($5)

($10)

($15)

6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05

International Domestic Stock Price $50 $40 $30 $20 $10 $0

Stock Price

CURRENT OSX DIVIDEND YIELDS

2 1.5 1 0.5 0

1.5%

1.0% 1.0%

0.9%

0.8% 0.8%

0.6%

0.4% 0.1%

Tidewater Schlumberger Rowan BJ Services Noble Corp Halliburton Baker Global Smith Hughes Santa Fe International

FUTURE OUTLOOK

EPS

Fiscal 2005 Actual $1.78

Fiscal 2006 *$2.37

Fiscal 2007 *$2.99

*First Call consensus of analysts reporting on Tidewater

SUMMARY

Maintain and grow international market share Leading presence in major oil and gas producing regions worldwide

Renew the fleet Core fleet to be replaced with fewer, larger, more efficient vessels

Be ready for the right acquisition Push dayrates to grow profits and cash flow Financial strength has us prepared for the right move Supply/Demand has presented an opportunity to increase dayrates without much cost increases.

Maintain financial strength Consistent, conservative management focused on profitability and strong balance sheet. Benefit from new tax act.

Lehman Brothers CEO Energy/Power Conference September 6, 2005

Dean Taylor

Chairman, President and CEO